Exhibit 99.2
Levitt Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands except share data)

	June 30,	December 31,
	2006	2005
Assets
Cash and cash equivalents	$73,306	113,562
Restricted cash	750	1,818
Inventory of real estate	754,655	611,260
Investment in Bluegreen Corporation	97,555	95,828
Property and equipment, net	62,888	44,250
Other assets	29,262	28,955

Total assets	$1,018,416	895,673

Liabilities and Shareholders’ Equity

Accounts payable and accrued liabilities	$84,586	66,652
Customer deposits	56,796	51,686
Current income tax payable	—	12,551
Notes and mortgage notes payable	454,066	353,846
Junior subordinated debentures	69,588	54,124
Deferred tax liability, net	4,643	7,028

Total liabilities	669,679	545,887

Shareholders’ equity:
Preferred stock, $0.01 par value Authorized: 5,000,000 shares Issued and outstanding: no shares	—	—
Common stock, Class A, $0.01 par value Authorized: 50,000,000 shares Issued and outstanding: 18,604,053 shares	186	186
Common stock, Class B, $0.01 par value Authorized: 10,000,000 shares Issued and outstanding: 1,219,031 shares	12	12
Additional paid-in capital	182,347	181,084
Unearned compensation	—	(110)
Retained earnings	164,777	166,969
Accumulated other comprehensive income	1,415	1,645

Total shareholders’ equity	348,737	349,786

Total liabilities and shareholders’ equity	$1,018,416	895,673

Levitt Corporation
Consolidated Statements of Income — Unaudited
(In thousands, except per share data)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2006	2005	2006	2005
Revenues:
Sales of real estate	$130,658	107,094	256,201	305,960
Title and mortgage operations	1,018	947	2,026	1,895

Total revenues	131,676	108,041	258,227	307,855

Costs and expenses:
Cost of sales of real estate	100,910	84,547	202,965	215,136
Selling, general and administrative expenses	30,466	19,459	57,221	42,605
Other expenses	6,665	626	7,291	1,942

Total costs and expenses	138,041	104,632	267,477	259,683

Earnings from Bluegreen Corporation	2,152	4,729	2,103	6,867
(Loss) earnings from real estate joint ventures	(77)	42	(77)	132
Interest and other income	3,198	1,453	5,030	2,775

(Loss) Income before income taxes	(1,092)	9,633	(2,194)	57,946

(Benefit) provision for income taxes	(355)	3,581	(797)	22,076

Net (loss) income	$(737)	6,052	(1,397)	35,870

(Loss) earnings per common share:
Basic	$(0.04)	0.31	(0.07)	1.81
Diluted	$(0.04)	0.30	(0.07)	1.79

Weighted average common shares outstanding:
Basic	19,823	19,816	19,822	19,816
Diluted	19,823	19,949	19,822	19,957

Cash dividends per common share:
Class A common stock	$0.02	0.02	0.04	0.04
Class B common stock	$0.02	0.02	0.04	0.04

LEVITT CORPORATION
Summary of Selected Financial Data (unaudited)

	As of or for the
	Six Months Ended		As of or for the Three Months Ended
(dollars in thousands, except per share and average price data)	6/30/2006	6/30/2005	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Consolidated Operations:
Revenues from sales of real estate	$256,201	305,960	130,658	125,543	123,632	128,520	107,094
Cost of sales of real estate	202,965	215,136	100,910	102,055	94,491	98,455	84,547

Margin (a)	$53,236	90,824	29,748	23,488	29,141	30,065	22,547
Earnings (loss) from Bluegreen Corporation	$2,103	6,867	2,152	(49)	(104)	5,951	4,729
Selling, general & administrative expenses	$57,221	42,605	30,466	26,755	24,964	20,070	19,459
Net income	$(1,397)	35,870	(737)	(660)	8,333	10,708	6,052

Basic earnings per share	$(0.07)	1.81	(0.04)	(0.03)	0.42	0.54	0.31
Diluted earnings per share (b)	$(0.07)	1.79	(0.04)	(0.03)	0.42	0.53	0.30
Average shares outstanding (thousands)	19,822	19,816	19,823	19,821	19,819	19,817	19,816
Diluted shares outstanding (thousands)	19,822	19,949	19,823	19,821	19,843	19,944	19,949

Dividends declared per common share	$0.04	0.04	0.02	0.02	0.02	0.02	0.02

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	22.2%	13.8%	23.1%	21.1%	20.0%	15.5%	18.0%
Return on average shareholders’ equity, trailing 12 mos. (d)	5.2%	22.3%	5.2%	7.3%	17.0%	20.5%	22.3%
Ratio of debt to shareholders’ equity	150.2%	81.4%	150.2%	136.1%	116.6%	92.8%	81.4%
Ratio of debt to total capitalization	60.0%	44.9%	60.0%	57.7%	53.8%	48.1%	44.9%
Ratio of net debt to total capitalization	51.6%	28.2%	51.6%	48.5%	38.9%	33.3%	28.2%

Consolidated Balance Sheet Data:
Cash	$73,306	99,778	73,306	75,772	113,562	97,174	99,778
Inventory of real estate	754,655	453,182	754,655	698,811	611,260	525,303	453,182
Investment in Bluegreen Corporation	97,555	87,658	97,555	95,948	95,828	93,747	87,658
Total assets	1,018,416	716,205	1,018,416	952,567	895,673	786,934	716,205
Total debt	523,654	268,659	523,654	475,839	407,970	315,995	268,659
Total liabilities	669,679	386,204	669,679	603,029	545,887	446,481	386,204
Shareholders’ equity	348,737	330,001	348,737	349,538	349,786	340,453	330,001

Homebuilding Division (e):
Revenues from sales of real estate	$234,849	225,082	116,574	118,275	102,611	110,674	107,095
Cost of sales of real estate	189,116	177,852	92,619	96,497	81,890	87,266	84,273

Margin (a)	$45,733	47,230	23,955	21,778	20,721	23,408	22,822
Margin percentage (c)	19.5%	21.0%	20.5%	18.4%	20.2%	21.2%	21.3%
New orders (units)	838	1,034	332	506	490	243	429
New orders ($)	$286,691	299,220	117,304	169,387	165,100	82,725	133,874
Construction starts	922	825	532	390	292	545	478
Homes delivered	831	949	392	439	401	439	448
Average closing price of homes delivered	$283,000	237,000	297,000	269,000	256,000	252,000	239,000
Backlog of homes (units)	1,799	1,899	1,799	1,859	1,792	1,703	1,899
Backlog of homes ($)	$609,167	522,785	609,167	608,437	557,325	494,836	522,785

Land Division (f):
Revenues from sales of real estate	$21,358	66,700	14,086	7,272	21,044	17,914	149
Cost of sales of real estate	12,737	27,272	7,718	5,019	12,651	10,783	182

Margin (a)	$8,621	39,428	6,368	2,253	8,393	7,131	(33)
Margin percentage (c)	40.4%	59.1%	45.2%	31.0%	39.9%	39.8%	-22.1%
Acres sold	105	1,304	49	56	234	109	—
Inventory of real estate (acres) (g)	11,986	7,045	11,986	12,036	12,092	12,325	7,045
Inventory of real estate ($)	$152,470	114,038	152,470	147,910	150,686	154,488	114,038
Backlog of land (acres)	84	545	84	195	238	435	545
Backlog of land ($)	$15,387	59,884	15,387	33,717	34,802	43,427	59,884

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate.

(b)	Diluted earnings per share takes into account the dilution in earnings we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen’s common stock.

(c)	Margin percentage is calculated by dividing margin by sales of real estate.

(d)	Calculated by dividing net income by average shareholders’ equity. Average shareholders’ equity is calculated by averaging the equity balance at the end current period with the equity balance at the end of the same period in the prior year.

(e)	Excludes joint ventures. Backlog includes all homes subject to sales contracts.

(f)	Includes land sales to Homebuilding division, if any. These inter-segment transactions are eliminated in consolidation.

(g)	Includes 7,138 estimated net saleable acres as of 6/30/2006.

LEVITT CORPORATION
Homebuilding Communities — Lot Inventory
As of: 6/30/06

		Sales		Planned	Closed		Sold	Net Units
Community	Location	Started		Units (a)	Units	Inventory	Backlog	Available
ACTIVE ADULT
Cascades — St. Lucie West (b)	Port St. Lucie, FL	2000		1,158	1,145	13	8	5
Summit Greens	Clermont, FL	2000		770	756	14	12	2
Cascades — Estero	Ft. Myers, FL	2002		614	602	12	12	—
Cascades — Sarasota	Sarasota, FL	2003		453	207	246	166	80
Cascades — Groveland	Groveland, FL	2005		999	101	898	108	790
Cascades — River Hall	Ft. Myers, FL	2005		570	—	570	82	488
Cascades — Southern Hills	Brooksville, FL	2005		925	—	925	30	895
Cascades — World Golf Village	St. John’s County, FL	2005		450	58	392	155	237
Seasons — Laurel Canyon	Canton, GA	2005		725	—	725	142	583
Seasons — Tradition (b)	Port St. Lucie, FL	2005		1,200	—	1,200	142	1,058
Seasons — Lake Lanier	Cobb County, GA	2006		722	—	722	20	702
Seasons — Prince Creek	Murrell’s Inlet, SC	2006		460	—	460	104	356
Total Actively Selling Communities				9,046	2,869	6,177	981	5,196

Cascades — Grand Landings	Palm Coast	2006 Q3	*	416	—	416	—	416
Seasons — Seven Hills	Paulding County, GA	2006 Q3	*	730	—	730	—	730
Cascades — Bonita Spring	Bonita Springs, FL	2007 Q2	*	445	—	445	—	445

Total Currently in Development				1,591	—	1,591	—	1,591

TOTAL ACTIVE ADULT INVENTORY				10,637	2,869	7,768	981	6,787

FAMILY
Avalon Park	Orlando, FL	2002		806	741	65	65	—
Magnolia Lakes (b)	Port St. Lucie, FL	2002		478	477	1	1	—
Regency Hills	Clermont, FL	2002		265	264	1	1	—
Summerport	Windermere, FL	2003		481	470	11	8	3
Hartwood Reserve	Clermont, FL	2004		325	85	240	200	40
Hunter’s Creek	Orange County, FL	2004		112	51	61	61	—
Riomar	Sarasota, FL	2004		154	37	117	116	1
Jessup Reserve	Orlando, FL	2005		346	—	346	64	282
San Simeon I & II	Ft. Myers, FL	2005		469	—	469	93	376
Reserve at Sanford	Orlando, FL	2006		129	—	129	1	128
Turtle Creek	Osceola County, FL	2006		433	—	433	43	390
Various	Memphis, TN	Various		2,194	1,442	752	150	602
Various	Nashville, TN	Various		126	56	70	15	55

Total Actively Selling Communities				6,318	3,623	2,695	818	1,877

Seven Hills	Paulding County, GA	2006 Q3	*	515	—	515	—	515
Various	Memphis, TN	Various		579	—	579	—	579
Various	Nashville, TN	Various		381	—	381	—	381

Total Currently in Development				1,475	—	1,475	—	1,475

TOTAL FAMILY INVENTORY				7,793	3,623	4,170	818	3,352

TOTAL INVENTORY OWNED
Active Adult communities				10,637	2,869	7,768	981	6,787
Family communities				7,793	3,623	4,170	818	3,352

Total Properties Owned				18,430	6,492	11,938	1,799	10,139

PROPERTIES UNDER CONTRACT TO BE ACQUIRED (c)
Active Adult communities		Various		550	—	550	—	550
Family communities		Various		1,000	—	1,000	—	1,000

Total Properties Under Contract				1,550	—	1,550	—	1,550

Total Properties				19,980	6,492	13,488	1,799	11,689

*	Projected sales commencement date. Actual sales commencement date may be different.

(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.

(b)	Acquired from Land Division.

(c)	There can be no assurance that current property contracts will be consummated.

LEVITT CORPORATION
Land Development Properties
As of: 6/30/06

							$ Book
			Non-	Net		Saleable	value per	Acres	Saleable
		Total	Saleable	Saleable	Closed	Acres	Saleable	Under	Acres
Project	Location	Acres	Acres (a)	Acres (a)	Acres	Remaining	Acre ($000)	Contract (b)	Available (c)
Currently in Development
St. Lucie West	St. Lucie County, FL	1,964	—	1,964	1,964	—	$—	—	—
Tradition, FL	St. Lucie County, FL	8,246	2,431	5,815	1,650	4,165	26	84	4,081
Tradition, SC	Jasper County, SC	5,390	2,417	2,973	—	2,973	15	—	2,973

Total Currently in Development
		15,600	4,848	10,752	3,614	7,138	$21	84	7,054

Total Properties		15,600	4,848	10,752	3,614	7,138	$21	84	7,054

(a)	Actual saleable acres may vary from original plan due to changes in zoning, project design, or other factors.

(b)	There can be no assurance that current property contracts will be consummated.

(c)	Saleable acres available for sale are approved for the following mix of use (estimates subject to change):

	Acres	Residential	Commercial
Project	Available	Units*	Sq. Ft.
St. Lucie West	—	—	—
Tradition, FL	4,081	11,000	8,150,000
Tradition, SC	2,973	9,500	1,500,000

Total	7,054	20,500	9,650,000
*	Based on current plans for these communities. Management may not utilize the full residential density allowed by the existing entitlements.